EXHIBIT 99.1
Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company			Page 1 of 3
	Statement Number:	76

Chapter 11	For the Period FROM:	2/1/2008

Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	2/29/2008

Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)		Collateral	Concentration	City National
		Account	Account	Collection Account
Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$10,884,865.47	$9,552,049.19	$1,119,895.48

B. Less: Total Disbursements per all Prior Statements		$10,036,689.39	$9,497,391.72	$21,740.52

C. Beginning Balance		$1,116,509.29	$120,613.68	$1,098,154.96

D. Receipts during Current Period

Description

02/13/2008	Wire Transfer		$35,000.00
02/19/2008	AB Svensk	$792.44
02/20/2008	Compact Collections	$57,898.68
02/25/2008	Granada Intl		$120,687.00
02/25/2008	S Gold (Blackhorse)			$5,975.00
02/27/2008	Vision Films			$17,827.73
02/27/2008	Wire Transfer		$40,000.00
02/29/2008	interest	$2,645.49

TOTAL RECEIPTS THIS PERIOD		$61,336.61	$195,687.00	$23,802.73	—

E. Balance Available (C plus D)		$1,177,845.90	$316,300.68	$1,121,957.69	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 75	Page 2 of 3
     F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose

02/01/2008	Wire	ADP		$120.15
02/08/2008	Wire	ADP		$120.94
02/12/2008	1104	Bonded Services		$6,385.55
02/12/2008	1105	Accurate Express		$23.00
02/12/2008	1106	Brandon & Morner-Ritt		$8,823.20
02/12/2008	1107	FilmPool Inc.		$53.00
02/12/2008	1109	Keren Aminia		$351.68
02/12/2008	1110	USI		$3,038.00
02/12/2008	1111	Holywood Reporter, The		$247.89
02/12/2008	1112	United States Trustee		$250.00
02/12/2008	1113	United States Trustee		$250.00
02/12/2008	1114	United States Trustee		$250.00
02/12/2008	1115	United States Trustee		$250.00
02/12/2008	1116	United States Trustee		$250.00
02/12/2008	1117	United States Trustee		$250.00
02/12/2008	1118	United States Trustee		$250.00
02/12/2008	1119	United States Trustee		$250.00
02/12/2008	1120	United States Trustee		$1,500.00
02/12/2008	8486	Payroll		$1,358.59
02/12/2008	8487	Payroll		$5,894.48
02/12/2008	8488	Payroll		$1,634.60
02/12/2008	8489	Payroll		$2,893.10
02/12/2008	Wire	Payroll Tax		$2,187.47
02/12/2008	Wire	Payroll Tax		$3,942.04
02/12/2008	Wire	Payroll Tax		$269.23
02/13/2008	Wire	Wire Transfer	$35,000.00
02/15/2008	Wire	Comerica Bank		$153.72
02/21/2008	Wire	ADP		$264.05
02/22/2008	1121	Alice Neuhauser		$372.34
02/22/2008	1122	Arrowhead		$22.97
02/22/2008	1123	Blue Shield		$293.00
02/22/2008	1124	Health Net		$4,524.12
02/22/2008	1125	ITE Solutions		$690.00
02/22/2008	1126	New Beginnings Enterprises		$4,331.44
02/22/2008	1127	Tanya Miller		$834.40
02/22/2008	Wire	ADP		$140.94
02/26/2008	8490	Payroll		$1,358.57
02/26/2008	8491	Payroll		$6,051.46
02/26/2008	8492	Payroll		$1,634.58
02/26/2008	8493	Payroll		$817.29
02/26/2008	8494	Payroll		$5,274.99
02/26/2008	8495	Payroll		$2,893.11
02/26/2008	Wire	Payroll Tax		$3,340.89
02/26/2008	Wire	Payroll Tax		$4,128.20
02/26/2008	Wire	Payroll Tax		$172.30
02/27/2008	1128	AT & T		$371.46
02/27/2008	1129	USI		$220.00
02/27/2008	1130	AT & T		$77.39
02/27/2008	1131	USI		$5,000.00
02/27/2008	1132	Recall		$918.39
02/27/2008	Wire	Wire Transfer	$40,000.00
02/29/2008	Wire	ADP		$191.68
02/29/2008	Wire	City National Bank			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$75,000.00	$84,920.21	$50.00	—

G. Ending Balance (E less F)			$1,102,845.90	$231,380.47	$1,121,907.69	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 75	Page 3 of 3

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland - Pinocchio	936582	£213,455.43	Pound Sterling	Time Deposit
Bank of Scotland - Basil	936582	£239,730.94	Pound Sterling	Time Deposit (KL’d s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89
I: Other monies on hand (continued):
Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$31,283.71
Denial Venture	1890-69-6501	$239,798.27
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$12,651.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser

Debtor in Possession